UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2009

WINDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32422	20-0792300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas	72212
(Address of principal executive offices)	(Zip Code)

(501) 748-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2009, Windstream Corporation (“Windstream” or the “Company”) issued a press release announcing the Company’s second quarter 2009 unaudited consolidated results of operations. The press release presents the Company’s consolidated results of operations measured under generally accepted accounting principles in the United States (“GAAP”) and certain unaudited pro forma results of operations from current businesses, which are not calculated in accordance with GAAP. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Windstream Corporation has entered into various transactions that may cause results reported under GAAP to be not necessarily indicative of future results. On May 10, 2009 the Company entered into a definitive agreement to acquire all of the outstanding shares of common stock of D&E Communications (“D&E”). Under the terms of the agreement, D&E shareholders will receive 0.650 shares of Windstream common stock and $5.00 in cash per each share of D&E common stock. The acquisition has received federal approval and is expected to close in the fourth quarter of 2009 subject to certain conditions, including necessary approvals from state regulators and D&E shareholders. On August 31, 2007, Windstream completed the acquisition of CT Communications, Inc. (“CTC”). Subsequently, on November 21, 2008, the Company completed the sale of the wireless business acquired from CTC. As a result of completing this transaction, we will have no significant continuing involvement in the operations or cash flows of the wireless business and accordingly, have reported the related operating results as discontinued operations. Additionally, certain amounts previously reported have been reclassified to conform to the current year presentation of the consolidated financial statements. These changes and reclassifications did not impact operating or net income.

The press release includes a presentation of unaudited pro forma results of operations from current businesses that exclude merger and integration costs related to acquisitions and dispositions for each period presented compared to measures prepared in accordance with GAAP. Windstream’s purpose for excluding these costs is to improve the comparability of results of operations for periods in 2008 to the results of operations for the same periods of 2009. Windstream’s purpose for these adjustments is to focus on the true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the pro forma results from current businesses are related to strategic activities or other events, specific to the time and opportunity available, and should be treated accordingly when evaluating the Company’s operations. The Company’s presentation of pro forma results from current businesses includes restructuring charges, consisting primarily of severance expenses, as these types of expenses should not necessarily be viewed as non-recurring.

For these reasons, management believes that presenting current business measures assists investors by providing more meaningful comparisons of results from current and prior periods and by providing information that is a better reflection of the core earnings capacity of the businesses. The Company uses pro forma results from current businesses as a key measure of its operational performance. Windstream management, including the chief operating decision-maker, uses these measures consistently for all purposes, including internal reporting, the evaluation of business objectives, opportunities and performance, and the determination of management compensation.

The Company’s press release, and other communications from time to time, include a non-GAAP measure titled operating income before depreciation and amortization, or OIBDA. OIBDA can be calculated directly from the Company’s financial statements by taking operating income and adding back depreciation and amortization expense. The Company will also at times make reference to pro forma OIBDA from current businesses and pro forma OIBDA from current businesses adjusted for pension expense, which is also a non-GAAP measures. Pro forma OIBDA from current businesses adjusts OIBDA for the items that are either included or excluded from pro forma results from current businesses. Management considers OIBDA to be useful to investors because OIBDA provides information specific to the Company’s operating performance.

The Company’s communications from time to time include a non-GAAP measure entitled net debt. Net debt is consolidated debt, including current maturities, less cash and cash equivalents. The Company believes net debt provides useful information to investors about the Company’s capital structure.

The Company will also from time to time include non-GAAP measures entitled “free cash flow” and “dividend payout ratio”. Free cash flow is defined as net cash provided from operations less net cash used in the procurement of property, plant and equipment. The Company believes free cash flow provides the investor useful information about cash available to pay dividends. Dividend payout ratio is defined as dividends paid on common shares divided by free cash flow. The Company believes the dividend payout ratio provides the investor useful information about its remaining investable funds after the payment of dividends to shareholders.

Item 8.01	Other Events

On August 6, 2009, Windstream Corporation issued a press release announcing its financial results for its second quarter ended June 30, 2009. The press release also included additional information related to the pending merger of Windstream Corporation and D&E Communications, Inc. A copy of the press release is furnished with this Current Report on Form 8-K and is incorporated in Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
Exhibit 99(a)	Windstream Press Release dated August 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINDSTREAM CORPORATION

By:	/s/ Brent K. Whittington
Name:	Brent K. Whittington
Title:	Executive Vice President and Chief Financial Officer

August 6, 2009

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99(a)	Windstream Press Release dated August 6, 2009

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